                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                ---------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 30, 1998


                       TRINET CORPORATE REALTY TRUST, INC.
             (Exact name of Registrant as specified in its charter)



                                    Maryland
                            (State of Incorporation)


        1-11918                                               94-3175659
(Commission File Number)                                (IRS Employer ID Number)






  One Embarcadero Center, 33rd Floor
           San Francisco, CA                                            94111
(Address of principal executive offices)                              (Zip Code)



                                 (415) 391-4300
              (Registrant's telephone number, including area code)

Item 5.  Other Events

Property Acquisitions. From January 30, 1998 through March 31, 1998, TriNet Corporate Realty Trust, Inc. (the "Company") acquired six properties (the "Acquired Properties") and two land parcels for total consideration of approximately $46.9 million, plus aggregate acquisition costs of approximately $0.6 million. Additionally, during this period the Company contributed an aggregate $108.7 million to two ventures (the "Ventures"), each 50%-owned by the Company, which acquired two office buildings, a parking facility, and two development parcels. As of March 31, 1998, the Company's portfolio consisted of 124 properties. The Acquired Properties and Ventures are described below. Neither the Company, any subsidiary of the Company, nor any director or officer of the Company was affiliated with or had a material relationship with the seller of any property described below.

        Concord Farms Office Park. On January 30, 1998, the Company acquired three office buildings and two adjacent land parcels in Concord, Massachusetts for total consideration of approximately $26.6 million. The three office buildings comprise 190,389 square feet and the two land parcels total 12.7 acres. One of the buildings, a 68,077 square foot, three-story office building, is 100%-leased to Welch Foods, Inc. The other two buildings, a 62,062 square foot, three story office building and a 60,250 square foot, two-story office building, are 100%-leased to Sybase, Inc.

        The Company acquired the properties via merger between TriNet Essential Facilities XXVIII, Inc., a wholly-owned subsidiary of the Company, and corporate entities affiliated with Spaulding & Co., a regional development and property management firm. As part of the merger consideration, the seller received approximately $1.9 million in shares of restricted common stock of the Company, subject to certain registration rights, and has the right to receive $2.4 million of deferred consideration in additional shares upon satisfaction of certain obligations. Spaulding & Co. has been retained by the Company to provide ongoing property management and development services relating to the acquired properties.

        The purchase price for the Concord Farms Office Park properties was funded by a $22.5 million draw on the Company's $200.0 million unsecured revolving credit facility (the "Acquisition Facility") with a group of 11 banks for which Morgan Guaranty Trust Company of New York is the lead agent and The First National Bank of Boston is the managing co-agent, with the remainder being funded from working capital.


        60 Columbian St., 260 Kenneth Dr., and 700 Longwater Dr. On February 25, 1998, TriNet Property Partners, L.P. ("TPP"), a limited partnership of which TriNet Realty Investors I, Inc., a wholly-owned subsidiary of the Company, is the sole general partner, acquired two properties in metropolitan Boston, Massachusetts from a group of private partnerships controlled by Keller/Davis Company, L.L.C. for a purchase price of approximately $13.3 million. One property, 60 Columbian St., is a two-story, 108,085 square foot office/distribution building in Braintree, MA which is 100%-leased to the Massachusetts State Lottery Commission and to GTECH Holdings Corporation. The second property, 260 Kenneth Dr., is a single-story, 104,765 square foot warehouse/distribution facility in Lakeville, MA which is 100%-leased to KAO Infosystems. TPP acquired fee title interest in the properties. The purchase price for these two properties was funded by a $13.2 million draw on the Acquisition Facility, with the remainder being funded from working capital.

        On March 31, 1998, TPP acquired a 72,921 square foot office building in Norwell, MA, for $7.0 million. The property, 700 Longwater Dr., is leased to Serono Laboratories, the Massachusetts State Lottery Commission, Guardian Life Insurance Company and Agency Management Services. The property was funded by a $6.6 million draw on the Acquisition Facility. TPP acquired fee title interest in the property.



        Poydras Plaza. On March 12, 1998, W9/TriNet Poydras, LLC, a venture which is 50%-owned by TriNet Corporate Partners I, L.P., a wholly-owned subsidiary of the Company, acquired two office buildings, a parking facility and a development parcel located in New Orleans, LA from K/B Fund III, an affiliate of Koll/Bren Realty Advisors, for a purchase price of approximately $114.3 million. The other venturer in W9/TriNet Poydras, LLC is Whitehall Street Real Estate Limited Partnership IX, an affiliate of Goldman, Sachs & Co. TriNet Corporate Partners I, L.P. is the manager of the venture.

        The properties consist of a 28-story, 526,041 square foot office tower; a 24-story, 422,890 square foot office tower; a 1,078 space parking garage; a 1.5 acre development parcel currently zoned for an additional
        1.1 million square foot office tower; and a 0.68 acre garage expansion site. The office buildings are 97% and 92% leased. A subsidiary of Entergy Corporation leases approximately 390,000 square feet in both buildings and a subsidiary of Mobil Corporation leases approximately 187,000 square feet in one of the buildings. Other tenants include New York Life, WorldCom Networks, American Communications, Coopers & Lybrand L.L.P., Dean Witter Reynolds and Prudential Securities.

        The Company contributed approximately $58.4 million to the venture as the Company's portion of the purchase price for these properties. The Company's contribution was funded entirely by a draw on the Acquisition Facility.



        Corporate Technology Centre. On March 26, 1998, Corporate Technology Centre Associates LLC, a venture which is 50%-owned by TriNet Realty Investors III, Inc., a wholly-owned subsidiary of the Company, acquired a 33 acre land parcel from 3Com Corporation for a purchase price of approximately $50.2 million. The venture intends to construct up to eight office buildings comprising approximately 603,000 square feet. The other venturer in Corporate Technology Centre Associates LLC is Menlo Equities, L.L.C., a private real estate investment, development and management company. Menlo Equities will be responsible for the project's development and leasing activities. The Company will have the option to purchase 100% of the project once the project is leased and stabilized.

        The Company's initial investment in the venture is approximately $50.3 million. The Company's investment was funded by a $49.7 million draw on the Acquisition Facility, with the remainder being funded from working capital.

        This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Reform Act of 1995, and is including this statement for purposes of complying with these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project" or similar expressions. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to, changes in: economic conditions generally and the real estate market specifically, legislative/regulatory changes (including changes to laws governing the taxation of real estate investment trusts ("REITs")), availability of capital, interest rates, competition, supply and demand for office and industrial properties in the Company's current and proposed market areas and general accounting principles, policies and guidelines applicable to REITs. These risks and uncertainties, together with those described from time to time in the Company's filings under the Securities Act and reports filed under the Exchange Act, should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.


        Item 7. Financial Statements and Exhibits

        Financial Statements

            Pro Forma Financial Statements
               The pro forma financial statements of the Company reflecting the above transactions are included on pages F-2 to F-5.



            Historical Financial Statements

               The Historical Summary of Rental Income and Direct Operating Expenses for the Concord Farms Office Park is included on pages F-6 to F-8. The Historical Summary of Income and Direct Operating Expenses for Poydras Plaza is included on pages F-9 to F-11.



        Exhibits

            23.1 Consent of Independent Accountants.

                       TRINET CORPORATE REALTY TRUST, INC.

                          INDEX TO FINANCIAL STATEMENTS


                                                                              Page
                                                                              ----
Pro Forma Financial Statements:
        Unaudited pro forma consolidated balance sheet
           as of December 31, 1997                                            F-2
Unaudited pro forma consolidated statement of operations                      F-3
           for the year ended December 31, 1997
        Notes to the pro forma financial statements                           F-4



Historical Summary of Rental Income and Direct Operating Expenses for the Concord Farms Office Park:

        Report of independent accountants                                     F-6
        Historical summary of rental income and direct operating expenses
           for the year ended December 31, 1997                               F-7
        Note to historical summary of rental income
           and direct operating expenses                                      F-8



Historical Summary of Income and Direct Operating Expenses of Poydras Plaza:

        Report of independent accountants                                     F-9
        Historical summary of income and direct operating expenses
           for the year ended December 31, 1997                               F-10
        Note to historical summary of income and direct
           operating expenses                                                 F-11


                       TRINET CORPORATE REALTY TRUST, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1997
       (UNAUDITED - DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                                                           Adjustments
                                                                                    -----------------------
                                                                                    Acquired
                                                                     Historical     Properties   Offerings     Pro Forma
                                                                     -----------    -----------  -----------   -----------
                             ASSETS
Real estate, at cost:
    Land                                                             $   200,393    $     8,379A  $       --   $   208,772
    Depreciable property                                                 945,458         36,679A          --       982,137
                                                                     -----------    -----------  -----------   -----------
                                                                       1,145,851         45,058           --     1,190,909
    Less accumulated depreciation                                        (52,650)            --           --       (52,650)
                                                                     -----------    -----------  -----------   -----------
                                                                       1,093,201         45,058           --     1,138,259
    Investment in joint ventures                                           6,661        108,703A          --       115,364
    Real estate held for sale, net                                        10,942             --           --        10,942
                                                                     -----------    -----------  -----------   -----------

            Total real estate                                          1,110,804        153,761           --     1,264,565
Cash and cash equivalents                                                    303         (1,132)A      3,107B        2,278
Restricted cash and investments                                            5,043             --           --         5,043
Deferred rent receivable                                                  20,797             --           --        20,797
Interest rate protection agreements and loan costs, net                   13,958             --          926B       14,884
Other assets, net                                                          4,999             --           --         4,999
                                                                     -----------    -----------  -----------   -----------

                                                                     $ 1,155,904    $   152,629  $     4,033   $ 1,312,566
                                                                     ===========    ===========  ===========   ===========

                         LIABILITIES AND
                      STOCKHOLDERS' EQUITY

Liabilities:
    Debt                                                             $   434,122     $  150,442A  $  (25,922)B  $  558,642
    Dividends payable                                                     13,346             --           --        13,346
    Other liabilities                                                     32,448             --           --        32,448
                                                                     -----------    -----------  -----------   -----------

            Total liabilities                                            479,916        150,442      (25,922)      604,436
                                                                     -----------    -----------  -----------   -----------

Commitments and Contingencies

Minority Interest                                                            765            321           --         1,086

Stockholders' equity:
    Preferred stock, $.01 par value, 10,000,000 shares authorized:
            Series A:  issued and outstanding: 2,000,000 shares
            at December 31, 1997
            (aggregate liquidation preference $50,000)                        20             --           --            20
            Series B:  issued and outstanding: 1,300,000 shares
            at December 31, 1997
            (aggregate liquidation preference $32,500)                        13             --           --            13
            Series C:  4,000,000 shares issued and outstanding
            at December 31, 1997
            (aggregate liquidation preference $100,000)                       40             --           --            40
    Common stock, $.01 par value, 40,000,000 shares authorized:
    issued and outstanding at December 31, 1997:
    20,853,106 actual and 21,653,106 pro forma                               209              1A           8B          218
    Paid-in-capital                                                      710,798          1,865A      29,947B      742,610
    Accumulated deficit                                                  (35,857)            --           --       (35,857)
                                                                     -----------    -----------  -----------   -----------

            Total stockholders' equity                                   675,223          1,866       29,955       707,044
                                                                     -----------    -----------  -----------   -----------

                                                                     $ 1,155,904    $   152,629  $     4,033   $ 1,312,566
                                                                     ===========    ===========  ===========   ===========



                     The accompanying notes are an integral
                       part of these financial statements

                       TRINET CORPORATE REALTY TRUST, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
       (UNAUDITED) (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                               Adjustments
                                                                         --------------------------
                                                                           Acquired
                                                         Historical       Properties    Offerings      Pro Forma
                                                        ------------     ------------  ------------   ------------
Revenues:
      Rent                                              $    106,862    $      6,181C  $         --   $    113,043
      Joint venture income                                       812           3,212D            --          4,024
      Management fees                                            707              --             --            707
      Other                                                      911              --             --            911
                                                        ------------    ------------   ------------   ------------

              Total revenue                                  109,292           9,393             --        118,685
Expenses:
      Property operating costs                                 3,828           1,459E            --          5,287
      General and administrative                               6,589              --             --          6,589
      Interest                                                25,845           6,638F        (1,469)I       31,014
      Depreciation and amortization                           19,781             917G            --         20,698
                                                        ------------    ------------   ------------   ------------

Income before minority interest, gain on sale and
      extraordinary item                                      53,249             379          1,469         55,097
Minority Interest                                                 --             (21)H           --            (21)
                                                        ------------    ------------   ------------   ------------
Income before gain on sale and
      extraordinary charge                                    53,249             358          1,469         55,076

Gain on sale of real estate                                      985              --             --            985
                                                        ------------    ------------   ------------   ------------
Income before extraordinary items                             54,234             358          1,469         56,061

Extraordinary gain on expropriation                               98              --             --             98
                                                        ------------    ------------   ------------   ------------

              Net income                                $     54,332    $        358   $      1,469   $     56,159

              Preferred dividend requirement                  (9,522)             --             --         (9,522)
                                                        ------------    ------------   ------------   ------------

              Earnings available to common shares       $     44,810    $        358   $      1,469   $     46,637
                                                        ============    ============   ============   ============

Per common share:
      Income available before extraordinary items,
        net of preferred dividend requirement           $       2.30                                  $       2.29
      Extraordinary gain                                        0.01                                          0.01
                                                        ============                                  ============
      Earnings available                                $       2.31                                  $       2.30
                                                        ============                                  ============


Weighted average number of common shares outstanding:
    Basic:                                                19,435,398                                    20,235,398
    Diluted:                                              19,625,788                                    20,425,788


                     The accompanying notes are an integral
                       part of these financial statements

                       TRINET CORPORATE REALTY TRUST, INC.
                   NOTES TO THE PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)

1.  Basis of Presentation.

    The pro forma financial statements of TriNet Corporate Realty Trust, Inc. (the "Company"), which are unaudited, have been prepared based on the historical financial statements of the Company. On February 24, 1998, the Company sold to the public $125 million of 6.75% of Dealer remarketable securities (the "February Offering") which generated proceeds of approximately $124.0 million (before issuance costs). On March 18, 1998, the Company completed a direct placement of 800,000 shares of common stock (the "March Offering") which generated proceeds of approximately $30.0 million (before issuance costs). The accompanying unaudited pro forma consolidated balance sheet as of December 31, 1997, has been prepared as if the acquisitions between January 30, 1998 and March 31, 1998 of the Concord Farms Office Park, 60 Columbian St., 260 Kenneth Dr., and 700 Longwater Dr., (collectively, the "Acquired Properties"), the investments in W9/TriNet Poydras, LLC and Corporate Technology Centre Associates LLC (collectively, the "Ventures"), the February Offering and the March Offering (collectively, the "Offerings") had occurred on December 31, 1997. The unaudited pro forma consolidated statement of operations for the year ended December 31, 1997 has been prepared as if the Offerings, the acquisition of the Acquired Properties, and the investment in the Ventures had occurred on January 1, 1997.

    In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. The pro forma financial statements should be read in conjunction with the historical financial statements of the Company. The pro forma financial statements are not necessarily indicative of what the financial condition or results of operations of the Company would have been as of and for the year ended December 31, 1997, had the completion of the Offerings, the acquisitions of the Acquired Properties, and the investments in the Ventures actually occurred on the dates indicated, nor do they purport to represent the financial condition or results of operations for future periods.


2.  Pro Forma Adjustments.

    A. Reflects the purchase of the Acquired Properties and the investment in the Ventures.

    B. Increase in cash reflects the $123.7 million of proceeds (net of offering costs and discount to public) from the February Offering and the $29.9 million of proceeds (net of offering costs) from the March Offering. This increase is offset by the use of $150.6 million of the proceeds to pay down the outstanding balance on the Acquisition Facility. Decrease in debt reflects $120.6 million paydown of the Acquisition Facility from the February Offering as well as $29.9 million paydown of the Acquisition Facility from the March Offering, offset by the additional $124.4 million of debt (net of discount) from the February Offering. Additionally, approximately $926,000 of loan costs related to the February Offering have been capitalized.

    C.  Additional rental revenue is attributable to the Acquired Properties.

    D. Additional joint venture income is attributable to the Company's interest in the Ventures.

    E. Additional property operating costs are attributable to the Acquired Properties.

                       TRINET CORPORATE REALTY TRUST, INC.
                   NOTES TO THE PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)


    F. Additional interest expense is calculated to reflect the draw amount of approximately $150.4 million on the Company's Acquisition Facility in connection with the acquisition of the Acquired Properties, computed at a weighted average interest rate in effect under the Acquisition Facility during the year ended December 31, 1997, net of amounts capitalized.

    G. Additional depreciation expense is calculated to reflect depreciation attributable to the Acquired Properties. Depreciation is computed using the straight-line method of cost recovery over 40 years for building and improvements.

    H. Increase represents the minority interest attributable to the limited partners of the TriNet Property Partners partnership.

    I. Decrease in interest expense reflects the increase in debt and interest rate from the February Offering offset by the corresponding pay down of the Acquisition Facility from the proceeds as well as the subsequent pay down of the Acquisition Facility due to the March Offering. Interest expense also includes additional amortization from the loan costs related to the February Offering.

                        REPORT OF INDEPENDENT ACCOUNTANTS


Board of Directors
TriNet Corporate Realty Trust, Inc.

We have audited the accompanying Historical Summary of Rental Income and Direct Operating Expenses (the "Historical Summary") of the Concord Farms Office Park for the year ended December 31, 1997. The Historical Summary is the responsibility of the owner of the Concord Farms Office Park. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of the accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note A. The Historical Summary is not intended to be a complete presentation of the Concord Farms Office Park rental income and expenses and may not be comparable to results from proposed future operations of the Concord Farms Office Park.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the rental income and direct operating expenses as described in Note A, of the Concord Farms Office Park, for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                          COOPERS & LYBRAND L.L.P.


San Francisco, California
April 20, 1998

                            Concord Farms Office Park
        Historical Summary of Rental Income and Direct Operating Expenses
                      For the year ended December 31, 1997




Rental income                                            $2,538,184

Direct operating expenses                                   733,176
                                                         ----------
Rental income in excess of direct operating expenses     $1,805,008
                                                         ==========

                            Concord Farms Office Park
  Note to the Historical Summary of Rental Income and Direct Operating Expenses
                      For the year ended December 31, 1997



A.      Property and Basis of Accounting

The accompanying Historical Summary of Rental Income and Direct Operating Expenses (the "Historical Summary") has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of the Concord Farms Office Park. In accordance with Rule 3-14, direct operating expenses exclude depreciation expense, interest expense and management fees. The Concord Farms Office Park consists of a 68,077 square foot office building leased to Welch Foods, Inc. under a lease which expires in 2003 and a 60,250 square foot office building and a 62,062 square foot office building, both of which are leased to Sybase, Inc under leases which expire in 2001.

Deducted from rental income is $395,351 resulting from the straight-line adjustment for differences between straight-line rents and contractual rent payments.

                        REPORT OF INDEPENDENT ACCOUNTANTS



Board of Directors
TriNet Corporate Realty Trust, Inc.

We have audited the accompanying Historical Summary of Income and Direct Operating Expenses (the "Historical Summary") of Poydras Plaza for the year ended December 31, 1997. The Historical Summary is the responsibility of the owner of Poydras Plaza. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of the accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note A. The Historical Summary is not intended to be a complete presentation of the income and expenses of Poydras Plaza and may not be comparable to results from proposed future operations of Poydras Plaza.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the income and direct operating expenses as described in Note A, of Poydras Plaza, for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                   COOPERS & LYBRAND L.L.P.


San Francisco, California
April 20, 1998

                                  Poydras Plaza
           Historical Summary of Income and Direct Operating Expenses
                      For the year ended December 31, 1997



Income:
        Rental income                                                $12,938,464
        Garage income                                                  1,490,000
                                                                     -----------
                                                                      14,428,464

Direct operating expenses:

        Utilities                                                      1,436,495
        Repairs and maintenance                                        2,141,094
        Real estate taxes                                              1,105,610
        Garage operating expenses                                        525,577
        Other                                                             98,734
                                                                     -----------

Income in excess of direct operating expenses                        $ 9,120,954
                                                                     ===========

                                  Poydras Plaza
               Note to the Historical Summary of Income and Direct
             Operating Expenses For the year ended December 31, 1997

A.      Property and Basis of Accounting

The accompanying Historical Summary of Income and Direct Operating Expenses (the "Historical Summary") has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of the Poydras Plaza (the "Property"). In accordance with Rule 3-14, direct operating expenses exclude depreciation expense, interest expense and management fees. The Property consists of a 526,041 square foot office tower, a 422,890 square foot office tower, and a 1,078 space parking garage. As of December 31, 1997, the Property was leased to 40 tenants under operating leases which expire between 1998 and 2009. As of December 31, 1997, two tenants represented approximately 61% of rental income and leaseable square feet.

Included in rental income is $403,543 resulting from the straight-line adjustment for differences between straight-line rents and contractual rent payments.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 TRINET CORPORATE REALTY TRUST, INC.




                                 By:      /s/ A. WILLIAM STEIN
                                     -----------------------------------------
                                         A. William Stein
                                         Executive Vice President and
                                         Chief Financial Officer
                                         (Authorized Officer of the Registrant
                                         and Principal Financial Officer)


Dated:  April 21, 1998

                                  EXHIBIT INDEX

Exhibit Number                                                   Page Numbers
23.1   Consent of Independent Accountant
